UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019

ENGILITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35487	61-1748527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4803 Stonecroft Blvd. Chantilly, Virginia (Address of Principal Executive Offices)	20151 (Zip Code)

(703) 633-8300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

On January 11, 2019, Engility Holdings, Inc., a Delaware corporation (“Engility”), held a special meeting of stockholders to consider and vote upon the following matters:

(1)
a proposal to adopt and approve the Agreement and Plan of Merger, dated as of September 9, 2018 (as such agreement may be amended from time to time, the “Merger Agreement”), among Engility, Science Applications International Corporation, a Delaware corporation (“SAIC”) and Raptors Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of SAIC (“Merger Sub”), pursuant to which Merger Sub will merge with and into Engility (the “Merger”), with Engility surviving the Merger as a wholly owned subsidiary of SAIC (the “Merger Proposal”);

(2)
a proposal to approve the adjournment from time to time of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal (the “Adjournment Proposal”); and

(3)
a proposal to approve, on a non-binding, advisory basis, compensation that may be paid or become payable to Engility’s named executive officers in connection with the completion of the Merger (the “Advisory Compensation Proposal”).

At the special meeting, 32,976,762 shares of Engility’s common stock, representing approximately 89.2% of the outstanding shares of Engility’s common stock entitled to vote as of the record date for the special meeting, were represented by person or by proxy, which constituted a quorum.

The final voting results for each item voted upon are set forth below:

Proposal One – Merger Proposal. The Merger Proposal was approved by the following vote:

For	Against	Abstain
32,849,140	97,165	30,457

Proposal Two – Adjournment Proposal. Because the Merger Proposal was approved by the requisite number of shares of Engility’s common stock, as described above, the vote on the Adjournment Proposal was not called.

Proposal Three – Advisory Compensation Proposal. The Advisory Compensation Proposal was approved by the following vote:

For	Against	Abstain
28,432,398	3,845,585	698,779

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: January 11, 2019	By:	/s/ Jon Brooks
	Name:	Jon Brooks
	Title:	Vice President, Deputy General Counsel and Assistant Secretary